[ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21926

Morgan Stanley China A Share Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is  not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget ("OMB") control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2007 Semi-Annual Report

June 30, 2007

Morgan Stanley

China A Share Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

Morgan Stanley China A Share Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2007, the Morgan Stanley China A Share Fund, Inc. (the “Fund”) had total returns, based on net asset value and market price per share of 79.51%, net of fees and 27.85%, respectively, compared to 90.19% for the Morgan Stanley Capital International (MSCI) China A Share Index (the “Index”). On June 30, 2007, the closing price of the Fund’s shares on the New York Stock Exchange was $39.05, representing a 17.3% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•          The A-share market continued its strong performance in the first half of this year, with a gain of 90%. The market performance was driven by a combination of solid underlying earnings growth, asset injection anticipations, and very strong liquidity in the equity market in a negative interest rate environment. A notable characteristic of the A-share market during the period was that the more speculative small-cap and low-priced stocks significantly outperformed the larger blue chips.

•          The financial and the energy sectors were large positive contributors to the Fund’s relative performance, whereas the industrials sector was a detractor.

Management Strategies

•          The Fund’s portfolio became fully invested as of the middle of December. We have large active positions in the coal, industrials and bank sectors.

•          In coal, we expect demand growth to outpace production growth in the next 12 to 16 months due to buoyant power generation growth, small coal mines closing down and the industry consolidation. With their relatively cheap valuations, we believe the sector is attractive.

•          In industrials, we have a mix of bottom-up stories of machinery manufacturers that we believe are globally competitive and are examples of China’s increasing competitiveness in the capital goods arena. Industrials holdings include railway stocks, which could benefit from the strong investment in that sector during China’s next five-year plan, and airline stocks, which have benefited from increasing Chinese air traffic and the appreciating Renminbi.

•          We have a positive outlook on the bank sector, as a benign macro-economic environment will support solid loan growth, net interest margin expansion and declines in nonperforming loans.

•          Our view on the economy remains positive. We believe that the government will continue intervening to keep the economy on a path of steady, sustainable growth. Nonetheless, underlying corporate earnings growth, individual wage growth and a relatively benign external environment should help keep the economy on an even keel.

•          A-share companies reported earnings per share growth of 34% in 2006 and 82% in the first quarter of 2007. With the market’s recent rally, A-share valuations are becoming hefty. However, we think the current valuation level is sustainable given the low cost of equity in the domestic market and the strong underlying earnings growth.

•          We believe the currency will likely appreciate 5-6% per annum versus the U.S. dollar. This controlled rate would slowly address the problems arising from an overvalued currency, giving the export sector (an important variable) some time to adapt.

•          Besides inflation, our primary area of concern is external influences, as any strong and sharp slowdown in global demand would impact China negatively.

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

July 2007

Morgan Stanley China A Share Fund, Inc.

June 30, 2007 (unaudited)

Investment Advisory

Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the “Adviser” and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the period September 30, 2006 to November 30, 2006, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper. The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate was acceptable as the total expense ratio was competitive with its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund’s potential growth was uncertain and concluded that it would be premature to consider economies of scale in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Fund had recently begun operations and had not yet paid fees to the Adviser for a full year as of November 30, 2006, the Board concluded that this was not a factor that needed to be considered at the present time.

Morgan Stanley China A Share Fund, Inc.

June 30, 2007 (unaudited)

Investment Advisory

Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board concluded that the sales commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

On April 25, 2007, after considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement for another year until April 30, 2008. On June 20, 2007, the Board again considered and weighed all of the above factors and concluded that it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement to continue until June 30, 2008.

Morgan Stanley China A Share Fund, Inc.

June 30, 2007 (unaudited)

Portfolio of Investments

		Value
	Shares	(000)
COMMON STOCKS (99.8%) (Unless Otherwise Noted)
Airlines (4.3%)
Air China Ltd.	20,631,947	$26,531
Auto Components (1.1%)
Xingda International Holdings Ltd.	16,228,000	7,098
Beverages (1.4%)
Kweichow Moutai Co., Ltd.	(a)573,938	9,022
Commercial Banks (18.7%)
China Merchants Bank Co., Ltd.	16,530,296	53,370
Huaxia Bank Co., Ltd.	14,344,819	22,686
Shanghai Pudong Development Bank	(a)7,180,287	34,509
Shenzhen Development Bank Co., Ltd.	1,373,610	4,965
		115,530
Construction & Engineering (2.3%)
China Communications Construction Co., Ltd.	7,818,000	13,998
Electronic Equipment & Instruments (2.4%)
Neo-Neon Holdings Ltd.	(a)6,970,000	14,868
Food Products (1.7%)
Inner Mongolia Yili Industrial Group Co., Ltd.	(a)2,598,399	10,635
Independent Power Producers & Energy Traders (3.2%)
China High Speed Transmission Equipment Group Co., Ltd.	(a)672,800	609
Datang International Power Generation Co., Ltd.	(a)12,342,000	19,068
		19,677
Machinery (15.5%)
China International Marine Containers Co., Ltd.	5,123,918	12,680
Guangxi Liugong Machinery	6,075,000	19,550
Hudong Heavy Machinery Co.	786,934	14,289
Shanghai Zhenhua Port Machinery Co.	6,667,600	17,402
Zhengzhou Yutong Bus Co.	8,899,288	31,842
		95,763
Metals & Mining (11.9%)
Jiaozuo Wanfang Aluminum Manufacturing Co., Ltd.	10,260,456	36,348
Maanshan Iron & Steel	20,366,616	17,977
Wuhan Iron & Steel Co., Ltd.	14,697,675	19,422
		73,747
Oil, Gas & Consumable Fuels (13.1%)
Anhui Hengyuan Coal Industry And Electricity Power Co., Ltd.	4,620,082	$14,838
China Coal Energy Co.	(a)17,061,000	25,572
Henan Shen Huo Coal Industry & Electricity Power Co., Ltd.	4,734,912	17,483
Shanxi Xishan Coal And Electricity Power Co., Ltd.	6,212,000	23,034
		80,927
Real Estate (3.7%)
China Merchants Property Development Co., Ltd.	3,454,908	22,282
KWG Property Holding Ltd.	(a)639,000	595
		22,877
Road & Rail (4.2%)
Daqin Railway Co., Ltd.	13,042,000	25,936
Specialty Retail (2.9%)
GOME Electrical Appliances Holdings Ltd.	10,435,000	15,988
Sunny Optical Technology Group Co., Ltd.	(a)3,838,000	1,924
		17,912
Transportation Infrastructure (9.7%)
Guangzhou Baiyun International Airport Co., Ltd	8,393,618	20,507
Jiangxi Ganyue Expressway Co., Ltd.	9,992,999	18,205
Shenzhen Chiwan Wharf Holdings Ltd.	(a)6,163,974	21,415
		60,127
Water Utilities (3.7%)
Shanghai Municipal Raw Water Co., Ltd.	12,321,299	22,706
TOTAL COMMON STOCKS (Cost $307,732)		617,354

No. of
Warrants
WARRANTS (0.0%)
Commercial Banks (0.0%)
Shenzhen Development Bank Co., Ltd. expiring 12/28/07	(a)137,361	@—
Shenzhen Development Bank Co., Ltd. expiring 6/27/08	(a)68,681	@—
TOTAL WARRANTS (Cost $0)		@—

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2007 (unaudited)

Portfolio of Investments (cont’d)

		Value
	Shares	(000)
SHORT-TERM INVESTMENT (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $3,173)	(b)3,173,340	$3,173
TOTAL INVESTMENTS (100.3%) (Cost $310,905)		620,527
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)		(1,586)
NET ASSETS (100%)		$618,941

(a)                    Non-income producing.

(b)                   See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

@                      Value is less than $500.

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
USD	602	$602	7/3/07	HKD	4,699	$601	$(1)
USD	532	532	7/3/07	HKD	4,162	532	@—
		$1,134				$1,133	$(1)

HKD — Hong Kong Dollar

USD — United States Dollar

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

Financial Statements

Statement of Assets and Liabilities

June 30, 2007
(unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $307,732)	$617,354
Investment in Security of Affiliated Issuer, at Value (Cost $3,173)	3,173
Foreign Currency, at Value (Cost $8,361)	8,396
Dividend Receivable	521
Interest Receivable	16
Receivable from Affiliate	1
Other Assets	1
Total Assets	629,462
Liabilities:
Payable For:
Dividends Declared	8,249
Investments Purchased	1,216
Investment Advisory Fees	768
Custodian Fees	116
Administration Fees	40
Unrealized Depreciation on Foreign Currency Exchange Contracts	1
Other Liabilities	131
Total Liabilities	10,521
Net Assets
Applicable to 13,102,109 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$618,941
Net Asset Value Per Share	$47.24
Net Assets Consist of:
Common Stock	$131
Paid-in Capital	249,070
Undistributed (Distributions in Excess of) Net Investment Income	(724)
Accumulated Net Realized Gain (Loss)	60,808
Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Exchange Contracts and Translations	309,656
Net Assets	$618,941

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

Financial Statements

Statement of Operations

Six Months Ended
June 30, 2007
(unaudited) (000)
Investment Income
Dividends from Securities of Unaffiliated Issuers (Net of $106 Foreign Taxes Withheld)	$4,852
Interest from Securities of Unaffiliated Issuers	157
Interest from Security of Affiliated Issuer	46
Total Investment Income	5,055
Expenses
Investment Advisory Fees (Note B)	3,624
Custodian Fees (Note D)	210
Administration Fees (Note C)	193
Professional Fees	74
Stockholder Reporting Expenses	39
Stockholder Servicing Agent Fees	6
Directors’ Fees and Expenses	2
Other Expenses	6
Total Expenses	4,154
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(1)
Expense Offset (Note D)	@—
Net Expenses	4,153
Net Investment Income (Loss)	902
Net Realized Gain (Loss) on:
Investments	60,620
Foreign Currency Transactions	189
Net Realized Gain (Loss)	60,809
Change in Unrealized Appreciation (Depreciation) on:
Investments	215,518
Foreign Currency Translations	(19)
Change in Unrealized Appreciation (Depreciation)	215,499
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	276,308
Net Increase (Decrease) in Net Assets Resulting from Operations	$277,210

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2007	Period Ended
	(unaudited) (000)	December 31, 2006^ (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$902	$(643)
Net Realized Gain (Loss)	60,809	6,740
Change in Unrealized Appreciation (Depreciation)	215,499	94,157
Net Increase (Decrease) in Net Assets Resulting from Operations	277,210	100,254
Distributions from and/or in Excess of:
Net Investment Income	(2,052)	—
Net Realized Gain	(6,197)	—
Total Distributions	(8,249)	—
Capital Share Transactions:
Fund Shares Sold (13,102,109 Shares in 2006, Net of Expenses of $524,000)	—	249,726
Total Increase (Decrease)	268,961	349,980
Net Assets:
Beginning of Period	349,980	—
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(724) and $426, respectively.	$618,941	$349,980

^ For the Period from September 28, 2006 (Commencement of Operations) to December 31, 2006.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2007		Period from September 28, 2006^
	(unaudited)		to December 31, 2006
Net Asset Value, Beginning of Period	$26.71		$19.10
Net Investment Income (Loss)†	0.07		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	21.09		7.66
Total from Investment Operations	21.16		7.61
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		—
Net Realized Gain	(0.47)		—
Total Distributions	(0.63)		—
Net Asset Value, End of Period	$47.24		$26.71
Per Share Market Value, End of Period	$39.05		$31.00
TOTAL INVESTMENT RETURN:
Market Value	27.85	%#	55.00	%#
Net Asset Value (1)	79.51	%#	39.84	%#
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$618,941		$349,980
Ratio of Expenses to Average Net Assets	1.72	%*	1.98	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37	%*	(0.93	)%*
Portfolio Turnover Rate	30	%#	14	%#

(1)    Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the  Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

†       Per share amount is based on average shares outstanding.

^       Commencement of Operations

#       Not Annualized

*       Annualized

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements

The Morgan Stanley China A Share Fund, Inc. (the “Fund”) was incorporated in Maryland on July 6, 2006 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital growth. The Fund seeks to achieve its investment objective primarily through investments in A- shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The prices of A-shares are quoted in Renminbi, and currently only Chinese domestic investors and certain Qualified Foreign Institutional Investors (“QFII”) are allowed to trade A-shares.

The Fund is authorized to issue 100,000,000 shares of $0.01 par value common stock. The Fund had no operations until September 13, 2006, other than matters relating to its organization and registration and sale and issuance to Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) of 5,236 shares of common stock at an aggregate purchase price of $100,000. The Adviser, on behalf of the Fund, will incur all of the Fund’s organizational costs, estimated at $11,000. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the sales load) exceed $0.04 per share of the Fund’s common shares. The aggregate offering expenses (other than the sales load) currently are estimated to be $600,000 (including amounts to be paid by the Adviser). On September 28, 2006, the Fund sold 12,201,371 common shares in an initial public offering. Proceeds to the Fund were $232,558,131 after deducting underwriting commissions and $488,055 of offering expenses. On October 6, 2006, the Fund sold 895,502 common shares pursuant to an over allotment agreement with the underwriters for net proceeds of $17,068,268 after deducting underwriting commissions and $35,820 of offering expenses.

The Adviser has obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to its specified investment quota of $200,000,000, as updated, modified or renewed from time to time (the “A-share Quota”). There is no guarantee that the A-share Quota will not be modified in the future.

A.     Accounting Policies:    The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                Security Valuation:    Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.                Repurchase Agreements:    The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at

Morgan Stanley China A Share Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.                Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•    investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•    investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in China which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Chinese securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Chinese securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

4.                Derivatives:    The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured products. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts:    The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or

Morgan Stanley China A Share Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Structured Securities:    The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

Over-the-Counter Trading:    Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant spreads may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

5.                New Accounting Pronouncements:    In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – including an amendment of FASB Statement No. 115”(“SFAS 159”), which is effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. The fair value option may be applied instrument by instrument, is irrevocable and is applied only to entire instruments and not to portions of instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management is currently evaluating the impact the adoption of SFAS 159 will have on the Fund’s financial statement disclosures.

6.                Other:    Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.              Investment Advisory Fees:    The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.50% of the Fund’s average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company (the “Sub-Adviser”), a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser, subject to the control and supervision of the Fund,

Morgan Stanley China A Share Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

its Officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Fund, makes certain day-to-day investment decisions and places certain purchase and sale orders. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.     Administration Fees:    MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average daily net assets. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.     Custodian Fees:    JPMorgan Chase Bank, N.A., (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Federal Income Taxes:    It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. The Fund adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes, on June 30, 2007.

As of June 30, 2007, this did not result in an impact to the Fund’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. For the period ended December 31, 2006, the Fund did not have any distributions.

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and non-deductibilty of offering costs, resulted in the following reclassifications among the components of net assets at December 31, 2006:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$1,069	$(544)	$(525)

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary Income	Long-term Capital Gain
(000)	(000)
$8,247	$—

At June 30, 2007, the U.S. Federal income tax cost basis of investments was approximately $310,905,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $309,622,000 of which $312,592,000 related to appreciated securities and $2,970,000 related to depreciated securities.

Under the Income Tax Law of the People’s Republic of China Concerning Foreign Investment Enterprises and Foreign

Morgan Stanley China A Share Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

Enterprises, which took effect in China in 1991, the Fund’s income from dividends and profit distributions of companies from Chinese sources is generally subject to Chinese withholding tax at a rate of 20%, absent an applicable tax treaty. This withholding tax rate was reduced by subsequent notice from 20% to 10% for specified types of income recognized after January 1, 2000, including interest, absent an applicable tax treaty. Although, there is no direct guidance, the practice of the Chinese tax authorities suggests a 10% withholding tax rate has been accepted for capital gain income. Unless another exception applies, dividends and gains recognized by a foreign enterprise in connection with the holding or disposition of Chinese securities would generally be subject to a 10% withholding tax. An additional notice issued on July 21, 1993 by the State Tax Bureau provides, inter alia, that dividends received by foreign investors in respect of their holdings of “B” shares issued by Chinese companies will not be subject to income tax until a new tax law is promulgated. Any gains (whether of a capital or trading nature) realized by the Fund from the sale of any “B” shares are not currently subject to any income tax in China. However, pursuant to the same notice, if such gains were realized by the Fund through a permanent establishment or office in China, it will form part of the taxable profit of such permanent establishment or office, although losses realized will also be available to offset such gains. In view of this notice and the absence of any guidance regarding the taxation of QFII transactions, withholding agents for QFII accounts (such as the Sub-Custodian) have generally not withheld taxes on dividend payments on, or gains derived with respect to the sale of, A Shares. This practice of treating QFII investments in A Shares the same as other foreign enterprise investments in B Shares for tax purposes is not based on any published legal authority. There can be no assurance that the Chinese tax authorities will treat foreign enterprise investments in A Shares through an A-share Quota in the same manner as foreign enterprise investments in B Shares. In the event they do not, dividends and gains with respect to A Share investments would likely be subject to the 10% withholding tax described above, possibly with retroactive effect.

A Chinese stamp tax is generally imposed on the purchase and sale of shares of publicly-traded Chinese companies at a rate of 0.1% of the purchase/sales consideration. The Chinese stamp duty rate for share transfer documents is 0.05% payable by both the seller and buyer. In this regard, the total stamp duty is 0.1%. The Adviser will be subject to this tax on each trade it makes in a Chinese-listed security.

The tax law and regulations of China are subject to change, and may be changed with retrospective effect. The interpretation and applicability of tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Accordingly, China taxes and duties payable by the Adviser as the QFII, which are to be reimbursed by the Fund to the extent attributable to the assets held through the A-share Quota, may change at any time.

F.     Contractual Obligations:    The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.     Security Transactions and Transactions with Affiliates:    The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio (the “Liquidity Fund”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to the advisory and administration fees paid by the Liquidity Fund with respect to assets invested by the Fund in the Liquidity Fund. For the six months ended June 30, 2007, advisory fees paid were reduced by $1,000 relating to the Fund’s investment in the Liquidity Fund. Income distributions earned by the Fund are recorded as interest from affiliates in the Statement of Operations and totaled $46,000. During the six months ended June 30, 2007, cost of purchases and sales in the Liquidity Fund were $27,432,000 and $24,259,000, respectively.

During the six months ended June 30, 2007, the Fund made purchases and sales totaling approximately $146,739,000 and $143,973,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended June 30, 2007, the Fund incurred $112,774 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

H.     Other:    On June 19, 2007 the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.1566 per share, derived from net investment income, and $0.4730 per share, derived from capital gains payable on July 13, 2007 to stockholders of record on June 29, 2007.

Morgan Stanley China A Share Fund, Inc.

June 30, 2007 (unaudited)

Notes to Financial Statements (cont’d)

On June 19, 2007, the Directors approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of the purchase.

I.    Supplemental Proxy Information:   On June 19, 2007, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold

Frank L. Bowman	11,315,912	118,021
Michael E. Bozic	11,314,142	119,791
Kathleen A. Dennis	11,318,187	115,746
James F. Higgins	11,312,387	121,546
Manuel H. Johnson	11,316,362	117,571
Joseph J. Kearns	11,315,512	118,421
Michael F. Klein	11,315,362	118,571
Michael E. Nugent	11,313,912	120,021
W. Allen Reed	11,316,162	117,771
Fergus Reid	11,312,187	121,746

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at
1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Morgan Stanley China A Share Fund, Inc.

Dividend Reinvestment Plan

    Pursuant to the Dividend Reinvestment (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price.

    The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

    Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley China A Share Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, Rhode Island 02940-3010

1(800) 231-2608

Morgan Stanley China A Share Fund, Inc.

Morgan Stanley Institutional Closed End Funds

An Important Notice Concerning Our

U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds.  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders.  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•          We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•          We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•          We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•          We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•          If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

Morgan Stanley China A Share Fund, Inc.

Morgan Stanley Institutional Closed End Funds

An Important Notice Concerning Our

U.S. Privacy Policy (cont’d)

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley China A Share Fund, Inc.

Directors
Michael E. Nugent	J. David Germany
Vice President
Frank L. Bowman
Dennis F. Shea
Michael Bozic	Vice President

Kathleen A. Dennis	Amy R. Doberman
Vice President
James F. Higgins
Stefanie V. Chang Yu
Dr. Manuel H. Johnson	Vice President

Joseph J. Kearns	James W. Garrett
Treasurer and Chief Financial Officer
Michael F. Klein

W. Allen Reed	Carsten Otto
Chief Compliance Officer
Fergus Reid
Thomas A. Perugini
Officers	Assistant Treasurer
Michael E. Nugent
Chairman of the Board and Director	Mary E. Mullin
Secretary
Ronald E. Robison
President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 231-2608 or visit our website at www.morganstanley.com/im.

© 2007 Morgan Stanley
CECAFSAN IU07-03015P-Y06/07

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

None

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded  that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

1

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably  likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley China A Share Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 9, 2007

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 9, 2007